April 28, 2016

DREYFUS FUNDS, INC.

- Dreyfus Mid-Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated May 1, 2015

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

Robert C. Zeuthen, CFA and Todd W. Wakefield, CFA, are the fund's primary portfolio managers, positions they have held since March 2010 and April 2013, respectively.  Mr. Zeuthen, the fund’s lead portfolio manager, is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield and Zeuthen are also employees of Dreyfus.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Robert C. Zeuthen, CFA and Todd W. Wakefield, CFA, are the fund's primary portfolio managers, positions they have held since March 2010 and April 2013, respectively. Mr. Zeuthen, the fund’s lead portfolio manager, is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006. Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003.  Messrs. Zeuthen and Wakefield have been employed by Dreyfus since March 2010 and November 2008, respectively, and manage the fund as employees of Dreyfus.

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